P . 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS Investor Presentation May 2023 EXHIBIT 99.1

P . 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS THIS QUARTERLY PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION, OUTLOOK AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS, OUTLOOK AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD- LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS QUARTERLY PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE EXTENSIVE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO, OR MAY BECOME A PARTY TO IN THE FUTURE, INCLUDING THE CONSUMER FINANCIAL PROTECTION BUREAU (THE “CFPB”) LAWSUIT FILED AGAINST THE COMPANY AND THE SHAREHOLDER CLASS ACTION AND DERIVATIVES LAWSUITS FILED AGAINST THE COMPANY; RISKS RELATED TO THE AMERICAN FIRST FINANCE (“AFF”) TRANSACTION AND THE COMPANY’S OTHER ACQUISITIONS, INCLUDING THE FAILURE OF ANY ACQUISITION, INCLUDING THE AFF ACQUISITION, TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS, INCLUDING, AS A RESULT TO, CHANGES IN THE GENERAL ECONOMIC CONDITIONS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, INCLUDING AS A RESULT OF INFLATION AND RISING INTEREST RATES, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS QUARTERLY PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS QUARTERLY PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. Cautionary Statement Regarding Forward-Looking Statements

P . 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND WITH THE ACQUISITION OF AMERICAN FIRST FINANCE, ARE A LEADING PROVIDER OF RETAIL POINT-OF-SALE (“POS”) PAYMENT SOLUTIONS FOCUSED ON SERVING CREDIT-CONSTRAINED CONSUMERS — U.S. Pawn: 25 States and the District of Columbia — Latin America Pawn : Mexico, Guatemala, Colombia and El Salvador PAWN OPERATIONS RETAIL POS PAYMENT SOLUTIONS — AMERICAN FIRST FINANCE (“AFF”) PROVIDES LEASE-TO-OWN (“LTO”) PRODUCTS AND OTHER RETAIL FINANCING PAYMENT OPTIONS — AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO INCOME BY SEGMENT 51% 29% 20% U.S. PAWN LATAM PAWN RETAIL POS PAYMENT SOLUTIONS 2023 FORECAST

P . 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWN OPERATIONS

P . 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSPAWN OVERVIEW PAWN LOANS ‒ NON-RECOURSE LOANS FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: 1 3 2 As of 03/31/2023 $85 $248 $0 $50 $100 $150 $200 $250 $300 LATAM U.S. TYPICAL PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME LESS THAN 15 MINUTES RETAIL SALES PAWN SERVICE FEES TYPICAL RETAIL MARGIN: 35% - 45% PAWN FE S AVERAGE MONTHLY FEE OF $25 - $30 IN THE U.S. AND $10 - $12 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE — COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE — COLLATERAL RETURNED TO CUSTOMER ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) INVENTORY

P . 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $3.3 $3.9 $4.3 $4.8 $4.9 $5.2 $5.3 $5.1 $5.1 $5.4 $5.9 $5.9 $6.0 $5.0 $5.3 $5.6 $5.7 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Financial Crisis COVID $547 $605 $647 $709 $773 $817 $806 $772 $733 $706 $733 $765 $786 $715 $676 $793 $814 $0 $250 $500 $750 $1,000 $1,250 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND NOT SUBJECT TO CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN DURING THE FINANCIAL CRISIS, LEGACY FIRST CASH STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012. LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD 2022 PERFORMANCE WAS AT OR NEAR 2012 RESULTS DURING THE GREAT FINANCIAL CRISIS Pawn Business Has Historically Performed Well Across Most Economic Cycles LATAM LEGACY1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG ANNUAL PER STORE DOMESTIC LEGACY1 CORE GROSS PROFIT $ IN THOUSANDS — AVG ANNUAL PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 1 2 3 4 PAWN FEESRETAIL GROSS PROFIT

P . 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSPawn Collateral and Inventory Composition U.S. PAWN LATAM PAWN CONSOLIDATED PAWN 33% 58%70% 49%28%58% 48%11% 23% 54%13% 26% PAWN COLLATERAL PAWN COLLATERAL PAWN COLLATERAL INVENTORY INVENTORY INVENTORY As of 03/31/2023 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER

P . 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 2,877 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – Q1_2023 FirstCash Pawn Segment History Primary long-term business plan is to continue growing pawn revenues and income by opening new (“de novo”) retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 337 STORES ADDED SINCE 2020 195 NEW STORE OPENINGS AND 142 ACQUIRED SINCE 2017 — 1,114 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 1 As of 03/31/2023

P . 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWNSHOPS PIONEERED CIRCULAR ECONOMY ‒ NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS – INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE ‒ LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT ‒ BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS ESG: Sustainability is Core to FirstCash Replacing Take Make  Dispose with Buy  Use  Return

P . 1 0F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS EMPLOYEE EMPOWERMENT ‒ EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM ‒ SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE ‒ PROFIT SHARING PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES CUSTOMER AND EMPLOYEE PROTECTIONS – COMMITTED TO HEALTH, SAFETY AND WELLNESS THROUGH EMPLOYEE BENEFIT PROGRAMS AND ROBUST PHYSICAL SECURITY INFRASTRUCTURE – CONSUMER PROTECTION PROGRAMS FOCUSED ON PRIVACY, REGULATORY COMPLIANCE AND DATA SECURITY DIVERSE WORKPLACE ESG: Commitment to Social Responsibility 56% 44% 54% 46% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 65% 35% 71% 29% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE 1 3 2 As of 12/31/2022

P . 1 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS OVER 1,100 U.S. LOCATIONS IN 25 STATES AND THE DISTRICT OF COLUMBIA o OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS o SIGNIFICANT UNDERBANKED DEMOGRAPHICS o CONTINUED OPPORTUNITIES FOR ACQUISITIONS IN EXISTING MARKETS – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 30 STORES) DOMESTIC PAWN SEGMENT

P . 1 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSU.S. Pawn Segment — Over 1,100 Locations 1,102 Retail Pawn Store Locations Across 25 U.S. States and the District of Columbia NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 29 27 27 457 6 1 6 25 1 19 25 29 23 22 61 50 4324 88 49 24 6 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 27 27 22 46 30 3 0 10 20 30 40 50 2018 2019 2020 2021 2022 YTD-2023 RETAIL PAWN STORE LOCATIONS ATTRACTIVE ACQUISITION OPPORTUNITIES 3 PAWN STORES ACQUIRED YTD-2023 AND 30 ACQUIRED IN 2022 ‒ 15 STORES IN ALABAMA (1 STORE IN 2023) ‒ 13 STORES IN TEXAS ‒ 3 STORES IN FLORIDA ‒ 2 STORES IN OKLAHOMA (ALL IN 2023) PAWN STORES ACQUIRED BY YEAR As of 03/31/2023

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 3 $312 $340 $178 $197 $0 $100 $200 $300 $400 $500 Q1 2022 Q1 2023 Q1 2022 Q1 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q1 2023 U.S. Pawn Segment Highlights — $ in Millions +9% +11% $224 $170 $242 $257 $0 $100 $200 $300 $400 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 SEGMENT REVENUE SEGMENT CONTRIBUTION TOTAL PAWN RECEIVABLES $73 $81 $0 $25 $50 $75 $100 $125 Q1 2022 Q1 2023 138% 148% 174% 170% 156% 162% 0% 50% 100% 150% 200% $0 $250 $500 $750 $1,000 2018 2019 2020 2021 2022 TTM Q1 2023 SCRAP GP RETAIL GP PAWN FEES GP RETURN/EARNING ASSETS 39% 44% 42% 42% 21% 22% 23% 24% 0% 15% 30% 45% 60% Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETS MARGIN: RETAIL SALES & SEGMENT PROFIT +11%

P . 1 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS 1,775 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICA CONTINUES TO BE THE SIGNIFICANT STORE GROWTH VEHICLE o SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION o RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS LATAM PAWN SEGMENT

P . 1 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSFirstCash LatAm Growth Store Count and Net Revenue — $ in Millions 607 647 690 707 795 864 922 963 130 308 309 672 828 838 822 808 737 955 999 1,379 1,623 1,702 1,744 1,771 0 600 1,200 1,800 2,400 2015 2016 2017 2018 2019 2020 2021 2022 DE NOVO OPENINGS ACQUISITIONS STORE COUNT NET REVENUE GROWTH $196 $227 $255 $289 $343 $288 $319 $354 $368 $196 $263 $299 $343 $407 $369 $396 $434 $443 $0 $100 $200 $300 $400 $500 2015 2016 2017 2018 2019 2020 2021 2022 TTM Q1 2023 NET REVENUE, USD $ CC NET REVENUE, 2015 MXN @ 15.85 As of 03/31/2023

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 6 $156 $187 $79 $94 $0 $50 $100 $150 $200 $250 Q1 2022 Q1 2023 Q1 2022 Q1 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q1 2023 LatAm Pawn Segment Highlights — All in U.S $ Millions , Except Total Pawn Receivables Shown in Peso $ Billions +20% +18% $2.0 $1.9 $1.9 $2.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 SEGMENT REVENUE SEGMENT CONTRIBUTION TOTAL PAWN RECEIVABLES $30 $33 $0 $25 $50 $75 $100 Q1 2022 Q1 2023 185% 178% 193% 195% 192% 191% 0% 50% 100% 150% 200% 250% $0 $250 $500 2018 2019 2020 2021 2022 TTM Q1 2023 SCRAP GP RETAIL GP PAWN FEES GP RETURN/EARNING ASSETS 35% 38% 36% 34% 21% 19% 19% 18% 0% 15% 30% 45% 60% Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETS MARGIN: RETAIL SALES & SEGMENT PROFIT +11%

P . 1 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSRETAIL POS PAYMENT SOLUTIONS OPERATIONS

P . 1 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSAFF Acquisition Expands Product Offerings Enhances FirstCash’s Core Pawn Business SIGNIFICANTLY DIVERSIFYING FIRSTCASH’S BUSINESS AND PROVIDING A NEW SOURCE OF REVENUE GROWTH 3 PROVIDES PRODUCT AND REVENUE DIVERSIFICATION UTILIZING TECHNOLOGY DRIVEN PAYMENT SOLUTIONS ADDED LTO PAYMENT OPTION TO ALMOST 1,100 U.S. PAWN STORES IN SECOND HALF 2022 POTENTIAL FOR AFF CUSTOMERS TO RETURN LEASED MERCHANDISE AT FIRSTCASH PAWN LOCATIONS LONGER TERM, FIRSTCASH EXPECTS TO EXPLORE OPPORTUNITIES FOR POTENTIAL LTO AND RETAIL FINANCE PRODUCTS IN LATAM 1 2 4 FIRSTCASH CONSOLIDATED NET REVENUE MIX 82% PAWN 10% LEASE-TO-OWN BANK LOAN RETAIL INSTALLMENT 5% 3% 2022

P . 1 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS CUSTOMERS TAKE ITEMS HOME SAME DAY OR ARRANGE FOR DELIVERY TAKE ITEMS HOME — SAME DAY! AUTO-PAY MANAGED ONLINE BY THE CUSTOMER AUTO-PAYMENTS — PAY AS YOU GO PAYMENT SOLUTIONS FOR ALL 50 STATES LEASE-TO-OWN BANK LOANSRETAIL INSTALLMENT AVAILABLE AT OVER 9,800 MERCHANT PARTNER LOCATIONS DECISIONS ARE ISSUED QUICKLY UPON REVIEW OF APPLICATION APPLY — IN STORE OR ONLINE INSTANT DECISIONS — TOTAL TRANSPARENCY POS PAYMENT TRANSACTION ORIGINATIONS BY PRODUCT CATEGORY 5% 20% 52% FURNITURE 23% OTHER JEWELRY AUTOMOTIVE Retail POS Payment Solution Overview 2022

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 2 0Q1 2023 AFF POS Payment Solutions Segment Highlights — $ in Millions DOOR COUNT 6,850 9,800 Q1 2022 Q1 2023 $185 $250 Q1 2022 Q1 2023 LTO MERCH LTO MERCH FIN. REC. FIN. REC. $378 $434 Q1 2022 Q1 2023 EARNING ASSET BALANCES GROSS TRANSACTION VOLUME +43% +15% +35% REVENUE GROWTH ‒ SEGMENT REVENUES FROM LTO FEES AND CONSUMER FINANCE RECEIVABLES FOR THE FIRST QUARTER OF 2023 TOTALED $238 MILLION, UP 14% TO THE SAME PERIOD IN THE PRIOR-YEAR PRE-TAX OPERATING INCOME – SEGMENT PRE-TAX OPERATING INCOME FOR THE FIRST QUARTER OF 2023 TOTALED $23 MILLION ($25 MILLION FIRST QUARTER 2022) ‒ SMALL DECLINE TO PRIOR-YEAR RELATES PRIMARILY TO CREDIT PROVISIONING ASSOCIATED WITH THE INCREASED ORIGINATION ACTIVITY, CAUSING A NET EARNINGS DRAG (UPFRONT CREDIT PROVISIONING NET OF INCREMENTAL REVENUE) OF APPROXIMATELY $15 MILLION BEFORE TAXES CREDIT METRICS – STEADY TO IMPROVED DELINQUENCY AND CHARGE-OFF TRENDS IN THE FIRST QUARTER OF 2023 COMPARED TO THE PRIOR-YEAR 1 2 3

P . 2 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS FINANCIAL HIGHLIGHTS

P . 2 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $3.81 $2.56 $3.04 $5.36 $5.80 $3.89 $3.01 $3.94 $5.19 $5.26 $0.00 $1.20 $2.40 $3.60 $4.80 $6.00 $7.20 2019 2020 2021 2022 TTM Q1 2023 EPS ADJUSTED EPS 1 $165 $107 $125 $253 $273 $168 $125 $161 $246 $247 $0 $60 $120 $180 $240 $300 2019 2020 2021 2022 TTM Q1 2023 NET INCOME ADJUSTED NET INCOME 1 Consolidated Operating Results — $ in Millions, Except per Share Amounts $1,864 $1,631 $1,699 $2,729 $2,832 $1,864 $1,631 $1,701 $2,772 $2,858 $0 $700 $1,400 $2,100 $2,800 $3,500 2019 2020 2021 2022 TTM Q1 2023 REVENUE ADJUSTED REVENUE $299 $214 $244 $497 $529 $304 $237 $290 $437 $446 $0 $120 $240 $360 $480 $600 2019 2020 2021 2022 TTM Q1 2023 EBITDA ADJUSTED EBITDA 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1 1

P . 2 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSCash Flows Drive Reduction in Leverage Ratio — $ in Millions, Except per Share Amounts 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure $232 $222 $223 $469 $460 $222 $292 $102 $313 $299 $223 $293 $114 $315 $301 $0 $100 $200 $300 $400 $500 $600 2019 2020 2021 2022 TTM Q1 2023 OPER. CASH FLOW FREE CASH FLOW ADJ. FREE CASH FLOW $500 $500 $500 $500 $500 $500 $550 $550 $550 $550 $550 $550 $259 $218 $274 $338 $339 $308 $1,309 $1,268 $1,324 $1,388 $1,389 $1,358 4.1x 3.5x 3.3x 3.1x 2.9x 2.8x 0.0x 2.0x 4.0x 6.0x 8.0x $0 $500 $1,000 $1,500 $2,000 12/31/2021 03/31/2022 06/30/2022 09/30/2022 12/31/2022 03/31/2023 2028 SR. NOTES 2030 SR. NOTES LINE OF CREDIT NET DEBT TO ADJ. EBITDA 1 2

P . 2 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 03/31/2023 Growth Investments & Shareholder Payouts Since 2009 — $ in Millions $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 CUMULATIVE TOTAL $3.4 BILLION $757 $1,412 $1,215 STOCK REPURCHASES & DIVIDENDS ‒ 17 MILLION SHARES REPURCHASED ‒ $309 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITION INVESTMENTS ‒ 316 PAWN STORES ACQUIRED IN U.S. ‒ 870 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 836 DE NOVO STORE OPENINGS ‒ 297 PROPERTIES PURCHASED (SINCE 2009) ‒ 303 PROPERTIES CURRENTLY OWNED 1 2 3

P . 2 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 03/31/2023 Cash Dividends & Share Repurchases $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.33 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.32 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 2016 2017 2018 2019 2020 2021 2022 CURRENT ANNUAL RUN-RATE QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $275 $114 $107 $50 $158 $71 $93 $368 $482 $588 $638 $796 $867 1,616 4,959 6,264 7,691 8,379 10,583 11,365 0 3,000 6,000 9,000 12,000 15,000 18,000 $0 $150 $300 $450 $600 $750 $900 2017 2018 2019 2020 2021 2022 Q1 2023 C U M U LA TI V E C O U N T S H A R E R EP U R C H A SE D C U M U LA TI V E S H A R E R EP U R C H A SE S (M IL LI O N S ) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED GOLD OUTLINE IDENTIFIES QUARTERLY DIVIDEND INCREASE CURRENT BUYBACK AUTHORIZATIONS PROVIDE FOR $44 MILLION OF FUTURE REPURCHASES

P . 2 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH ROLL-UP ACQUISITIONS ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED ‒ ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… INVESTMENT RECAP 1 2 3

P . 2 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS FINANCIAL APPENDIX

P . 2 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSNon-GAAP Financial Information Please reference the Form 10-Q filed on 05/02/2023 for further explanation THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, ADJUSTED RETAIL POS PAYMENT SOLUTIONS SEGMENT METRICS AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON- GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES, INCLUDING THE COMPANY’S TRANSACTION EXPENSES INCURRED IN CONNECTION WITH ITS ACQUISITION OF AFF AND THE IMPACTS OF PURCHASE ACCOUNTING WITH RESPECT TO THE AFF ACQUISITION, IN ORDER TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS, AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S.-DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES, RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES (I) BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND (II) TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. IN CONJUNCTION WITH THE CASH AMERICA MERGER IN 2016, THE COMPANY RECORDED CERTAIN LEASE INTANGIBLES RELATED TO ABOVE- OR BELOW-MARKET LEASE LIABILITIES OF CASH AMERICA, WHICH ARE INCLUDED IN THE OPERATING LEASE RIGHT OF USE ASSET ON THE CONSOLIDATED BALANCE SHEETS. AS THE COMPANY CONTINUES TO OPPORTUNISTICALLY PURCHASE REAL ESTATE FROM LANDLORDS AT CERTAIN CASH AMERICA STORES, THE ASSOCIATED LEASE INTANGIBLE, IF ANY, IS WRITTEN OFF AND GAIN OR LOSS IS RECOGNIZED. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE GAINS OR LOSSES GIVEN THE VARIABILITY IN SIZE AND TIMING OF THESE TRANSACTIONS AND BECAUSE THEY ARE NON- CASH, NON-OPERATING GAINS OR LOSSES. THE COMPANY BELIEVES THIS IMPROVES COMPARABILITY OF OPERATING RESULTS FOR CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. THE COMPANY’S REPORTING CURRENCY IS THE U.S. DOLLAR, HOWEVER, CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE TRANSACTED IN LOCAL CURRENCIES IN MEXICO, GUATEMALA AND COLOMBIA. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD- OVER-PERIOD COMPARISONS.

P . 2 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS Y/E 2019 Y/E 2020 Y/E 2021 Y/E2022 TTM Q1 2023 DOLLARS PER SHARE DOLLARS PER SHARE DOLLARS PER SHARE DOLLARS PER SHARE DOLLARS PER SHARE Net Income and Diluted Earnings per Share, as Reported $164,618 $3.81 $106,579 $2.56 $124,909 $3.04 $253,495 $5.36 $272,878 $5.80 ADJUSTMENTS, NET OF TAX: Merger and Acquisition Expenses 1,276 0.03 991 0.02 11,872 0.29 2,878 0.06 2,389 0.05 Non-Cash Foreign Currency (Gain) Loss Related to Lease Liability (653) (0.01) 874 0.02 451 0.01 (930) (0.02) (1,293) (0.02) AFF Purchase Accounting Adjustments — — — — 37,278 0.91 82,432 1.74 66,810 1.42 Gain on Revaluation of Contingent Acquisition Consideration 1 — — — — (13,761) (0.33) (90,035) (1.91) (92,014) (1.95) Other Expenses (Income), Net 2,659 0.06 7,672 0.19 730 0.02 (2,103) (0.04) (2,204) (0.04) Loss on Extinguishment of Debt — — 9,037 0.22 — — — — — — ADJUSTED NET INCOME $167,900 $3.89 $125,153 $3.01 $161,479 $3.94 $245,737 $5.19 $246,566 $5.26 Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures AS OF MARCH 31, 2023 AS REPORTED (GAAP) ADJUSTMENTS ADJUSTED (NON-GAAP) Leased Merchandise, Before Allowance for Lease Losses $243,363 — $243,363 Less Allowance for Lease Losses (93,269) — (93,269) LEASED MERCHANDISE, NET 2 $150,094 — $150,094 AS OF MARCH 31, 2023 AS REPORTED (GAAP) ADJUSTMENTS ADJUSTED (NON-GAAP) Finance Receivables, Before Allowance for Loan Losses $190,703 — $190,703 Less Allowance for Loan Losses (88,610) — (88,610) FINANCE RECEIVABLES, NET $102,093 — $102,093 1 The gain on revaluation of contingent acquisition consideration is the result of the change in the estimated fair value of the contingent acquisition consideration liability, which as of March 31, 2023 had an estimated fair value of $0. Given the macro-driven slowdown in origination activity compared to the forecasts at the time the AFF acquisition was negotiated in the summer of 2021, the Company no longer expects to pay any material amount of the contingent consideration as of March 31, 2023. 2 Includes $1.2 million of intersegment transactions related to the Company offering AFF’s LTO payment solution as a payment option in its U.S. pawn stores that are eliminated upon consolidation. 3 As reported acquired leased merchandise was recorded at fair value (which includes estimates for charge-offs) in conjunction with purchase accounting. Adjustment represents the difference between the original depreciated cost and fair value of the remaining acquired leased merchandise. 4 As reported acquired finance receivables were recorded at fair value in conjunction with purchase accounting. Adjustment represents the difference between the original amortized cost basis and fair value of the remaining acquired finance receivables. AS OF MARCH 31, 2022 AS REPORTED (GAAP) ADJUSTMENTS ADJUSTED (NON-GAAP) Leased Merchandise, Before Allowance for Lease Losses 3 $159,511 32,327 $191,838 Less Allowance for Lease Losses (40,364) (35,664) (76,028) LEASED MERCHANDISE, NET $119,147 (3,337) $115,810 AS OF MARCH 31, 2022 AS REPORTED (GAAP) ADJUSTMENTS ADJUSTED (NON-GAAP) Finance Receivables, Before Allowance for Loan Losses 4 $212,813 ($26,484) $186,329 Less Allowance for Loan Losses (72,332) — (72,332) FINANCE RECEIVABLES, NET $140,481 ($26,484) $113,997

P . 3 0F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSReconciliations of Non-GAAP Financial Measures to GAAP Financial Measures Y/E Y/E Y/E Y/E TTM 2019 2020 2021 2022 Q1 2023 Net Income $164,618 $106,579 $124,909 $253,495 $272,878 Income Taxes 59,993 37,120 41,593 70,138 76,959 Depreciation and Amortization 41,904 42,105 45,906 103,832 105,401 Interest Expense 34,035 29,344 32,386 70,708 75,384 Interest Income (1,055) (1,540) (696) (1,313) (1,154) EBITDA $299,495 $213,608 $244,098 $496,860 $529,468 Adjustments: Merger and Acquisition Expenses 1,766 1,316 15,449 3,739 3,105 Non-Cash Foreign Currency (Gain) Loss Related to Lease liability (933) 1,249 644 (1,329) (1,847) AFF Purchase Accounting Adjustments 1 — — 43,362 50,354 29,822 Gain on Revaluation of Contingent Acquisition Consideration — — (17,871) (109,549) (112,119) Other Expenses (Income), Net 3,454 9,064 949 (2,731) 2,863 Loss on Extinguishment of Debt — 11,737 — — — Adjusted EBITDA $303,782 $236,974 $289,631 $437,344 $445,566 Y/E Y/E Y/E Y/E TTM 2019 2020 2021 2022 Q1 2023 Total Revenue, as Reported $1,864,439 $1,631,284 $1,698,965 $2,728,942 $2,831,842 AFF Purchase Accounting Adjustments 1 0 0 1,708 42,657 26,484 ADJUSTED TOTAL REVENUE $1,864,439 $1,631,284 $1,700,673 $2,771,599 $2,858,326 Y/E Y/E Y/E Y/E TTM 2019 2020 2021 2022 Q1 2023 Cash Flow From Operating Activities $231,596 $222,264 $223,304 $469,305 $459,754 Cash Flow From Investing Activities: Pawn Loans, Net 1 21,650 105,418 (73,340) (35,817) (8,842) Finance Receivables, Net 12,756 1,590 (5,844) (85,353) (109,954) Purchase of Furniture, Fixtures, Equipment and Improvements (44,311) (37,543) (42,022) (35,586) (42,386) FREE CASH FLOW $221,691 $291,729 $102,098 $312,549 $298,572 Merger and Acquisition Expenses Paid, Net of Tax Benefit 1,276 991 11,872 2,878 2,389 ADJUSTED FREE CASH FLOW $222,967 $292,720 $113,970 $315,427 $300,961 1 Excludes $56.7 million and $2.1 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended December 31, 2022 and 2021, respectively, which is already included in the add-back of depreciation and amortization to net income used to calculate EBITDA. Excludes $56.9 million of amortization expense related to identifiable intangible assets as a result of the AFF acquisition for the trailing twelve months ended March 31, 2023, which is included in the add back of depreciation and amortization to net income used to calculate EBITDA. 1 Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral. 1 Adjustment relates to the net amortization of the fair value premium on acquired finance receivables, which is recognized as an adjustment to interest income on an effective yield basis over the lives of the acquired finance receivables.

P . 3 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 NASDAQ: FCFS